SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 3, 1999



                              VANTAS INCORPORATED
            (Exact name of Registrant as specified in its Charter)




                                    Nevada
                           (State of Incorporation)


         0-18274                                     13-3353508
(Commission File Number)                      (IRS Employer Id. Number)


                                 90 Park Avenue                   10016
                               New York, New York               (Zip Code)
                    (Address of principal executive offices)

                                (212) 907-6400
             (Registrant's telephone number, including area code)


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Item 4.   Changes in Registrant's Certifying Accountant

(a)       Previous Independent Accountants

          (i) On December 3, 1999, VANTAS Incorporated (the "Registrant") discharged PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Board of Directors, including all members of the Audit Committee, participated in and approved the decision to change independent accountants.

          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the two fiscal years ended June 30, 1998 and for the transition period ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two fiscal years ended June 30, 1998 and for the transition period ended December 31, 1998 and through December 3, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference in their report on the financial statements for such periods.

          (iv) During the two fiscal years ended June 30, 1998 and for the transition period ended December 31, 1998 and through December 3, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 7, 1999, is filed as Exhibit 16 to this Form 8-K.

(b)       New independent accountants

          On December 3, 1999, the Board of Directors of the Registrant approved the engagement of Ernst & Young LLP as the Registrant's new independent accountants.

(c)       Exhibits

          16      Letter of PricewaterhouseCoopers LLP

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             VANTAS INCORPORATED
                             (Registrant)


                            By:  /s/ David W. Beale
                                 ----------------------------------------------
                                 Name:    David W. Beale
                                 Title:   President and Chief Executive Officer


Date: December 8, 1999